UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________________________
FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 12, 2025
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XENCOR, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36182	20-1622502

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

465 North Halstead Street, Suite 200 Pasadena, California	91107

(Address of Principal Executive Offices)	(Zip Code)
(626) 305-5900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	XNCR	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 12, 2025, Xencor, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders. A total of 67,366,750 shares of the Company’s common stock were present or represented by proxy at the meeting, which represents approximately 94.68% of the 71,151,714 shares of the Company’s common stock that were outstanding and entitled to vote at the meeting as of the record date of April 15, 2025. Stockholders considered the three proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2025 (the “Proxy Statement”).
Proposal 1. Election of Directors
The Company’s stockholders elected the eight persons listed below as directors, each to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

		Votes	Broker
	Votes for	Withheld	Non-Votes
Dr. Bassil I. Dahiyat	63,855,868	328,348	3,182,534
Dr. Ellen G. Feigal	63,164,762	1,019,454	3,182,534
Dr. Kevin C. Gorman	63,783,279	400,937	3,182,534
Mr. Kurt A. Gustafson	61,133,003	3,051,213	3,182,534
Dr. Barbara Klencke	62,638,045	1,546,171	3,182,534
Dr. A. Bruce Montgomery	61,202,390	2,981,826	3,182,534
Mr. Richard J. Ranieri	63,039,104	1,145,112	3,182,534
Mr. Todd E. Simpson	64,122,708	61,508	3,182,534
Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the selection by the Audit Committee of the Board of Directors of KPMG LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2025. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstentions	Non-Votes
66,996,453	285,976	84,321	0
Proposal 3. Approval of the Amendment and Restatement of the Xencor, Inc. 2023 Equity Incentive Plan to Increase the Number of Authorized Shares Available for Issuance thereunder by 3,000,000 Shares
The Company’s stockholders approved the amendment and restatement of the Xencor, Inc. 2023 Equity Incentive Plan to increase the number of authorized shares reserved for issuance thereunder by 3,000,000 shares. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstentions	Non-Votes
49,263,095	14,898,697	22,424	3,182,534
Proposal 4. Advisory Vote on the Compensation of the Company’s Named Executive Officers
The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of its named executive officers as disclosed in the Proxy Statement. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstentions	Non-Votes
62,837,866	1,313,362	32,988	3,182,534

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2025	XENCOR, INC.

	By:	/s/ Celia Eckert
Celia Eckert
General Counsel & Corporate Secretary